UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒  Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Dominion Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dominion Energy, Inc. Annual Meeting of Shareholders 9:30 a.m. ET, Wednesday, May 9, 2018 Greater Richmond Convention Center 403 North 3rd Street Richmond, Virginia 23219

Exercise Your Right to Vote Important Notice Regarding the Availability of Proxy Materials for the Dominion Energy, Inc. Annual Meeting of Shareholders to be held on May 9, 2018

You are receiving this communication because you hold shares in Dominion Energy, Inc. (Dominion Energy) directly or through one of Dominion Energy’s Employee Savings Plans (the Employee Savings Plans) as of the record date, March 2, 2018.

This is not a ballot. You cannot use this Notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. Follow the instructions on the reverse side of this Notice to view the proxy materials or to request a paper or email copy and submit your vote online. The items to be voted on are on the reverse side of this notice. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Attending The Meeting

Please follow the instructions set forth in the proxy statement to attend the 2018 Annual Meeting and request an Admission Ticket. In order to attend the 2018 Annual Meeting, you must request an Admission Ticket on or before May 2, 2018 by contacting Dominion Energy Shareholder Services at 1-800-552-4034 or by emailing shareholderrelations@dominionenergy.com. Shareholders who attend the meeting must present an Admission Ticket and government-issued photo identification.

Directions to the 2018 Annual Meeting are available at www.dominionenergy.com/proxy.

See the Reverse Side of this Notice to Obtain Proxy Materials and Voting Instructions

Before You Vote How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE: • 2018 PROXY STATEMENT • 2017 SUMMARY ANNUAL REPORT • 2017 ANNUAL REPORT ON FORM 10-K How to View Online:

Have the information that is printed in the box marked by the arrowè	xxxx xxx xxxx	located on the reverse of

this page and visit www.ViewMaterial.com/D.

How to Request and Receive a PAPER or EMAIL Copy:

If you want to receive a paper or email copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request no later than April 25, 2018 to facilitate timely delivery or to submit your preference for email or paper delivery of future proxy materials:

1) By Internet:       Access www.SendMaterial.com

2) By Telephone:  1-800-516-1564 (toll-free)

3) By Email:         papercopy@SendMaterial.com (include your control number in the subject line)

How To Vote Please Choose One of the Following Voting Methods

Use one of the voting methods below up until 11:59 p.m. Eastern Time on May 8, 2018, or May 2, 2018 for shares held through the Employee Savings Plans.

Vote By Internet: To vote now by Internet, go to www.ViewMaterial.com/D. Have the information that is printed in the

box marked by the arrowè	xxxx xxx xxxx	(located on the reverse of this page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote In Person: If you hold your shares directly, please see the instructions set forth in the Proxy Statement on how to vote in person at the 2018 Annual Meeting. Employee Savings Plan participants may not vote in person.

Voting Items Dominion Energy, Inc. 2018 Proxy Card

The Board of Directors recommends a vote FOR each of these director nominees and FOR Items 2 and 3.

1.	Election of Directors. The nominees are:

01-William P. Barr	07-Mark J. Kington
02-Helen E. Dragas	08-Joseph M. Rigby
03-James O. Ellis, Jr.	09-Pamela J. Royal, M.D.
04-Thomas F. Farrell, II	10-Robert H. Spilman, Jr.
05-John W. Harris	11-Susan N. Story
06-Ronald W. Jibson	12-Michael E. Szymanczyk

2.	Ratification of Appointment of Independent Auditor for 2018

3.	Advisory Vote on Approval of Executive Compensation (Say on Pay)

The Board of Directors recommends a vote AGAINST Items 4 and 5.

4.	Shareholder Proposal Regarding a Report on Methane Emissions

5.	Shareholder Proposal Regarding Shareholder Right to Act by Written Consent